EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Yak Communications (USA), Inc. (the "Company") Annual Report on Form 10-KSB/A for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Zwebner, Chief Executive Officer and principal financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 24, 2003                         By: /s/ Charles Zwebner
                                                     Charles Zwebner
                                                     Chief Executive Officer &
                                                     Principal Financial Officer